FIRST AMENDMENT TO CREDIT AGREEMENT

    THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("Amendment"), dated as of June 20, 1995, is entered into by and among ROSS STORES, INC. (the "Company"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for itself and the Banks (the "Agent"), THE INDUSTRIAL BANK OF JAPAN, LIMITED, as Co-Agent, and the several financial institutions party to the Credit Agreement (collectively, the "Banks").

                            RECITALS

    The Company, Banks, and Agent are parties to a Credit Agreement dated as of June 22, 1994 (the "Credit Agreement") pursuant to which the Agent and the Banks have extended certain credit facilities to the Company. The Banks are willing to amend the Credit Agreement subject to the terms and conditions of this Amendment.

    NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

    1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

    2.  Amendments to Credit Agreement.

        (a) The definition of "Maturity Date" in Section 1.01 of the Credit Agreement shall be amended to read as follows:

        "Maturity Date" means June 30, 2000.

        (b)  The definition of "Revolving Termination Date" in
Section 1.01 of the Credit Agreement shall be amended to read as follows:

        "Revolving Termination Date" means the earlier to occur of:

                (a) June 29, 1996; and

                (b)  the date on which the Aggregate Revolving
        Commitment shall terminate in accordance with the provisions of this Agreement.

        (c)  Section 6.03 of the Credit Agreement, entitled
"Leverage Ratio," is amended by adding the following to the end of the chart therein:

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        Date of Determination           Leverage Ratio

    End of First, Second and Third          1.50
    Quarters in Fiscal Year 1999

    December 31, 1999                       1.20

    End of Fiscal Year 1999                 1.30

    End of First Quarter in                 1.50
    Fiscal Year 2000

        (d)  Section 6.04 of the Credit Agreement, entitled
"Pretax Earnings," is hereby deleted.

        (e)  Subsection (c) of Section 7.09 of the Credit
Agreement, entitled "Fixed Assets," is amended to read as follows:

            (c) additional expenditures not included by the Company under subsection (a) hereof, in amounts not to exceed an aggregate of $10,000,000, for either (i) future expansion of the Company's East Coast or West Coast distribution and warehouse facilities, or (ii) new distribution and warehouse facilities.

        (f)  Section 7.04, entitled "Loans; Advances;
Investments; Acquisitions; Guarantees," is amended by adding the following sentence to the end of the Section:

    In addition to transactions permitted under the foregoing sentence, the Company may lend up to Three Million Dollars
    ($3,000,000) to the landlord of the Company's West Hollywood location.

        (g) Section 10.05 is amended to read as follows:

        10.05 Indemnity. Whether or not the transactions contemplated hereby shall be consummated: The Company shall pay, indemnify, and hold each Bank, the Agent, the Agent-Related Persons and each of their respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including Attorney Costs) of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Documents, or the transactions contemplated hereby and thereby, and with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence, willful misconduct, breach of this Agreement or violation of any law by such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations; provided, however, that this indemnification shall expire on the fourth anniversary of the final payment in full of all other Obligations, unless prior to such fourth anniversary an Indemnified Person has provided notice to the Company of a dispute, claim or other facts which give rise to an obligation of the Company to indemnify such Indemnified Person under this paragraph.

        (h)  Section 10.16 is amended to read as follows:

        10.16 Waiver of Jury Trial. THE COMPANY, THE BANKS AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY, THE BANKS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

    3. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Banks as follows:

        (a) No Default or Event of Default has occurred and is continuing.

        (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

        (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct.

        (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

    4. Effective Date. This Amendment will become effective as of June 20, 1995 (the "Effective Date"), provided that each of the following conditions precedent is satisfied:

        (a) The Agent has received from the Company and each of the Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment.

        (b) The Agent has received from the Company a copy of a resolution passed by the board of directors of such corporation, certified by the Secretary or an Assistant Secretary of such corporation as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment.

        (c) All representations and warranties contained herein are true and correct as of the Effective Date.

    5.  Miscellaneous.

        (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

        (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

        (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

        (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

        (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto.

        (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

        (g) The Company covenants to pay to or reimburse the Agent and the Banks, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                             ROSS STORES, INC.

                             By:/S/Earl Benson

                             Title:Sr. Vice President & CFO

                             By:

                             Title:

                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION,
                             as Agent

                             By: /s/ Wendy Young
                                 Wendy Young, Vice President

                             THE INDUSTRIAL BANK OF JAPAN,
                             LIMITED, as Co-Agent and as a Bank


                             By: /s/Makoto Masuda
                                    Makoto Masuda
                             Title: Deputy General Manager

                             By:

                             Title:

                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION, as a Bank


                             By:  /s/ Jean A. Brinkmann
                                  Jean A. Brinkmann
                                  Vice President